UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 9, 2015

Stericycle, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21229	36-3640402
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

28161 North Keith Drive

Lake Forest, Illinois 60045

(Address of principal executive offices)

(847) 367-5910

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

Upon issuance of the Mandatory Convertible Preferred Stock (as defined in Item 5.03 below) on September 15, 2015, the ability of Stericycle, Inc. (the “Registrant”) to declare or pay dividends or distributions on, or purchase, redeem or otherwise acquire for consideration, shares of its junior stock will be subject to certain restrictions in the event that the Registrant fails to declare and pay full dividends (or declare and set aside a sum sufficient for the payment thereof) on its Mandatory Convertible Preferred Stock. “Junior stock” means any class of capital stock of the Registrant that ranks junior to the Mandatory Convertible Preferred Stock as to dividend rights or rights upon liquidation, dissolution or winding up of the Registrant. Junior stock includes the Registrant’s common stock. These restrictions are set forth in the Certificate of Designations establishing the terms of the Mandatory Convertible Preferred Stock, a copy of which is filed as Exhibits 3.2 and 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 11, 2015, the Registrant filed a Certificate of Elimination with the Secretary of State of the State of Delaware, in order to eliminate from the Amended and Restated Certificate of Incorporation (the “Charter”) all matters set forth in the Charter, including the related certificate of designations, relating to a previously issued series of preferred stock, none of the shares of which remain outstanding or will be issued in the future. A copy of the Certificate of Elimination is attached hereto as Exhibits 3.1 and 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On September 15, 2015, the Registrant filed a Certificate of Designations to its Charter with the Secretary of State of the State of Delaware, establishing the terms of the Registrant’s 5.25% Series A Mandatory Convertible Preferred Stock (the “Mandatory Convertible Preferred Stock”). A copy of the Certificate of Designations relating to the Mandatory Convertible Preferred Stock is filed as Exhibits 3.2 and 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

On September 9, 2015, the Registrant entered into an Underwriting Agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and J.P. Morgan Securities LLC, as representatives of the several underwriters named in Schedule A thereto (the “Underwriters”), pursuant to which the Registrant agreed to issue and sell to the Underwriters 7,000,000 of its depositary shares (the “Depositary Shares”), with each Depositary Share representing a 1/10th interest in a share of Mandatory Convertible Preferred Stock. The public offering price is $100.00 per Depositary Share. The net proceeds from the offering will be approximately $745.7 million after deducting underwriting discounts and estimated offering expenses, including proceeds resulting from the Underwriters’ exercise of their option to purchase an additional 700,000 Depositary Shares in full. The Registrant intends to use the net proceeds of the offering as partial consideration to finance its previously announced acquisition of all of the equity interests in Shred-it International ULC, an Alberta unlimited liability corporation, Shred-it JV LP, an Ontario limited partnership, Boost GP Corp., an Ontario corporation and Boost Holdings LP, an Ontario limited partnership.

The Underwriting Agreement contains customary representations, warranties and agreements by the Registrant, and customary conditions to closing, indemnification obligations of the Registrant and the Underwriters, including for liabilities under the Securities Act of 1933 (the “Securities Act”), other obligations of the parties and termination provisions.

The Mandatory Convertible Preferred Stock will be sold pursuant to the Registrant’s automatic shelf registration statement on Form S-3 (Registration No. 333-206814) under the Securities Act. The Registrant has filed with the Securities and Exchange Commission a final prospectus supplement, dated September 9, 2015 (the “Prospectus Supplement”), together with the accompanying prospectus dated September 8, 2015, relating to the offering and sale of the Mandatory Convertible Preferred Stock.

For a complete description of the terms and conditions of the Underwriting Agreement, please refer to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The Registrant also entered into a Deposit Agreement, dated as of September 15, 2015 (the “Deposit Agreement”), with Wells Fargo Bank, N.A., acting as depositary (the “Depositary”), and the holders from time to time of the Depositary Shares, which governs the deposit of the Mandatory Convertible Preferred Stock with the Depositary and the issuance by the Depositary of the Depositary Shares. A copy of the Deposit Agreement is attached as Exhibit 4.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Additional exhibits are filed herewith in connection with the offering, issuance and sale of Depositary Shares representing interests in the Mandatory Convertible Preferred Stock under the Registrant’s automatic shelf registration statement on Form S-3 (Registration No. 333-206814).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 9, 2015, among the Registrant, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and J.P. Morgan Securities LLC, as representatives of the underwriters named therein.

3.1 and 4.1	Certificate of Elimination of the Certificate of Designations relating to Series A Convertible Preferred Stock, par value 0.01 per share.

3.2 and 4.2	Certificate of Designations setting forth the specific rights, preferences, limitations, restrictions and other terms and conditions of the Mandatory Convertible Preferred Stock (Incorporated by reference to Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A filed on September 15, 2015).

4.3	Form of certificate representing the Mandatory Convertible Preferred Stock (included in Exhibits 3.2 and 4.2 hereto).

4.4	Deposit Agreement, dated as of September 15, 2015, between the Registrant, Wells Fargo Bank, N.A., acting as depositary, and the holders from time to time of the Depositary Shares (Incorporated by reference to Exhibit 4.3 to the Registrant’s Registration Statement on Form 8-A filed on September 15, 2015).

4.5	Form of Depositary Share (included in Exhibit 4.4 hereto).

5	Opinion of Sidley Austin LLP.

23	Consent of Sidley Austin LLP (included in Exhibit 5 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STERICYCLE, INC.

Date: September 15, 2015	By:	/s/ Daniel V. Ginnetti
	Name:	Daniel V. Ginnetti
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 9, 2015, among the Registrant, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and J.P. Morgan Securities LLC, as representatives of the underwriters named therein.

3.1 and 4.1	Certificate of Elimination of the Certificate of Designations relating to Series A Convertible Preferred Stock, par value 0.01 per share.

3.2 and 4.2	Certificate of Designations setting forth the specific rights, preferences, limitations, restrictions and other terms and conditions of the Mandatory Convertible Preferred Stock (Incorporated by reference to Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A filed on September 15, 2015).

4.3	Form of certificate representing the Mandatory Convertible Preferred Stock (included in Exhibits 3.2 and 4.2 hereto).

4.4	Deposit Agreement, dated as of September 15, 2015, between the Registrant, Wells Fargo Bank, N.A., acting as depositary, and the holders from time to time of the Depositary Shares (Incorporated by reference to Exhibit 4.3 to the Registrant’s Registration Statement on Form 8-A filed on September 15, 2015).

4.5	Form of Depositary Share (included in Exhibit 4.4 hereto).

5	Opinion of Sidley Austin LLP.

23	Consent of Sidley Austin LLP (included in Exhibit 5 hereto).